Exhibit 99.1

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Consolidated Financial Data

	For the three months ended			For the twelve months ended
($ in millions and shares in thousands, except per share amounts)	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Statement of Operations Data
Revenue	$1,695	$1,726	$1,942	$7,155	$8,107

Operating expenses:
Network access expenses	208	226	284	975	1,247
Network related expenses	421	431	445	1,726	1,810
Selling, general and administrative expenses	393	404	458	1,648	1,804
Depreciation and amortization	394	392	420	1,598	1,780
Goodwill impairment	-	-	-	-	5,725
Loss on disposal of Northwest Operations	2	-	32	162	446
Restructuring costs and other charges	-	3	82	87	168
Total operating expenses	1,418	1,456	1,721	6,196	12,980

Operating income (loss)	277	270	221	959	(4,873)
	-
Investment and other loss, net	(14)	(14)	(9)	(43)	(37)
Pension settlement costs	-	-	(57)	(159)	(57)
Loss on early extinguishment of debt	(72)	-	-	(72)	(20)
Reorganization items, net	(136)	(131)	-	(409)	-
Interest expense (contractual interest for the three and twelve months ended December 31, 2020 were $340 million and $1,456 million, respectively)	(98)	(121)	(391)	(762)	(1,535)

Income (Loss) before income taxes	(43)	4	(236)	(486)	(6,522)
Income tax expense (benefit)	7	(11)	(74)	(84)	(611)

Net income (loss)	(50)	15	(162)	(402)	(5,911)

Weighted average shares outstanding - basic	104,489	104,526	104,165	104,467	104,065
Weighted average shares outstanding - diluted	104,489	104,866	104,165	104,467	104,065

Basic and diluted net earnings (loss) per common share	$(0.48)	$0.14	$(1.55)	$(3.85)	$(56.80)

Other Financial Data:
Capital expenditures	$356	$314	$328	$1,181	$1,226

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Financial Data for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents disaggregation of revenue for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company's results. See Schedule D for a reconciliation to the Total Company Results.

	For the three months ended			For the twelve months ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
($ in millions)

Selected Statement of Operations Data
Revenue:
Data and Internet services	$834	$838	$822	$3,376	$3,446
Voice services	490	500	555	2,028	2,315
Video services	181	186	222	776	959
Other	101	103	108	417	438
Revenue from contracts with customers	1,606	1,627	1,707	6,597	7,158
Subsidy and other revenue	89	99	85	366	344
Total revenue	$1,695	$1,726	$1,792	$6,963	$7,502

Other Financial Data
Revenue:
Consumer	$857	$859	$923	$3,484	$3,831
Commercial	749	768	784	3,113	3,327
Revenue from contracts with customers	1,606	1,627	1,707	6,597	7,158
Subsidy and other revenue	89	99	85	366	344
Total revenue	$1,695	$1,726	$1,792	$6,963	$7,502

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Operating Data for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents operating metrics for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company's results. See Schedule E for a reconciliation to the Total Company Results.

	As of or for the three months ended			As of or for the twelve months ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Consumer customer metrics
Customers (in thousands)	3,264	3,305	3,412	3,264	3,412
Net customer additions (losses)	(42)	(36)	(58)	(148)	(290)
Average monthly consumer revenue per customer	$87.00	$86.19	$89.45	$86.97	$89.82
Customer monthly churn	1.67%	1.81%	1.95%	1.74%	2.11%

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,069	3,119	3,211	3,069	3,211
Net subscriber additions (losses)	(49)	(23)	(38)	(142)	(206)

Video (excl. DISH) subscriber metrics
Video subscribers (in thousands)	485	518	631	485	631
Net subscriber additions (losses)	(33)	(42)	(36)	(146)	(169)

DISH subscriber metrics
DISH subscribers (in thousands)	134	139	156	134	156
Net subscriber additions (losses)	(5)	(5)	(7)	(22)	(29)

Employees	16,200	16,302	17,367	16,200	17,367

Frontier Communications Corporation
(Debtor-In-Possession)
Condensed Consolidated Balance Sheet Data

($ in millions)	December 31, 2020	December 31, 2019

ASSETS
Current assets:
Cash and cash equivalents	$1,829	$760
Accounts receivable, net	553	629
Assets held for sale	-	1,401
Other current assets	272	247
Total current assets	2,654	3,037

Property, plant and equipment, net	12,931	12,963
Other assets	1,210	1,488
Total assets	$16,795	$17,488

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Long-term debt due within one year	$5,781	$994
Liabilities held for sale	-	123
Accounts payable and other current liabilities	1,359	1,687
Total current liabilities	7,140	2,804

Deferred income taxes and other liabilities	2,990	2,770
Liabilities subject to compromise	11,565	-
Long-term debt	-	16,308
Equity (deficit)	(4,900)	(4,394)
Total liabilities and equity (deficit)	$16,795	$17,488

Frontier Communications Corporation
(Debtor-In-Possession)
Consolidated Cash Flow Data

	For the twelve months ended
($ in millions)	December 31, 2020	December 31, 2019

Cash flows provided from (used by) operating activities:
Net loss	$(402)	$(5,911)
Adjustments to reconcile net loss to net cash provided from (used by) operating activities:
Depreciation and amortization	1,598	1,780
Loss on extinguishment of debt	72	20
Pension settlement costs	159	57
Pension/OPEB special termination benefit enhancements	-	44
Stock-based compensation expense	3	15
Amortization of deferred financing costs	15	30
Non-cash reorganization items, net	93	-
Other adjustments	6	-
Deferred income taxes	(91)	(619)
Goodwill impairment	-	5,725
Loss on disposal of Northwest Operations	162	446
Change in accounts receivable	73	48
Change in accounts payable and other liabilities	342	(122)
Change in prepaid expenses, income taxes, and other assets	(41)	(5)
Net cash provided from operating activities	1,989	1,508

Cash flows provided from (used by) investing activities:
Capital expenditures	(1,181)	(1,226)
Proceeds from sale of Northwest Operations	1,131	-
Proceeds on sale of assets	27	88
Other	4	4
Net cash used by investing activities	(19)	(1,134)

Cash flows provided from (used by) financing activities:
Long-term debt payments	(4,948)	(2,008)
Proceeds from long-term debt borrowings	4,950	1,650
Proceeds from revolving debt	-	949
Repayment of revolving debt	(749)	(475)
Financing costs paid	(121)	(44)
Finance lease obligation payments	(23)	(35)
Other	(2)	(5)
Net cash provided from (used by) financing activities	(893)	32

Increase (Decrease) in cash, cash equivalents, and restricted cash	1,077	406
Cash, cash equivalents, and restricted cash at January 1,	810	404
Cash, cash equivalents, and restricted cash at December 31,	$1,887	$810

Supplemental cash flow information:
Cash paid during the period for:
Interest	$612	$1,469
Income tax payments, net	$8	$4
Reorganization items, net	$270	$-

Non-cash investing and financing activities:
Increase (decrease) in capital expenditures due to changes in accounts payable	$(117)	$13

SCHEDULE A
Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Financial Data for Remaining Properties  (Excluding Northwest Operations)
Reconciliation of Non-GAAP Financial Measures

Note: The following table presents Non-GAAP Measures for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company's results. See Schedule F for a reconciliation to the Total Company Results.

	For the three months ended			For the twelve months ended
($ in millions)	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Net income (loss)	$(50)	$15	$(263)	$(528)	$(6,252)
Add back (subtract):
Income tax expense (benefit)	7	(11)	(74)	(84)	(611)
Interest expense	98	121	391	762	1,535
Investment and other loss, net	14	14	9	43	37
Pension settlement costs	-	-	57	159	57
Loss on extinguishment of debt	72	-	-	72	20
Reorganization items, net	136	131	-	409	-
Operating income (loss)	277	270	120	833	(5,214)
Depreciation and amortization	394	392	420	1,598	1,720
EBITDA	$671	$662	$540	$2,431	$(3,494)

Add back:
Pension/OPEB expense	20	24	19	90	78
Restructuring costs and other charges	-	3	82	87	166
Stock-based compensation expense	-	1	5	3	15
Storm-related insurance proceeds	-	-	(5)	(1)	(6)
Goodwill impairment	-	-	-	-	5,725
Loss on disposal of Northwest Operations	2	-	32	162	446
Adjusted EBITDA	$693	$690	$673	$2,772	$2,930

EBITDA margin	39.6%	38.4%	30.1%	34.9%	-46.6%
Adjusted EBITDA margin	40.9%	40.0%	37.6%	39.8%	39.1%

SCHEDULE B
Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Total Consolidated Operations

	For the three months ended						For the twelve months ended
	December 31, 2020		September 30, 2020		December 31, 2019		December 31, 2020		December 31, 2019
($ in millions, except per share amounts)	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share

Net income (loss) attributable to Frontier common shareholders	$(50)	$(0.48)	$15	$0.14	$(162)	$(1.55)	$(402)	$(3.85)	$(5,911)	$(56.80)

Restructuring costs and other charges	-		3		82		87		168
Pension settlement costs	-		-		57		159		57
Reorganization items, net	136		131		-		409		-
Loss on extinguishment of debt	72		-		-		72		20
Goodwill impairment	-		-		-		-		5,725
Loss on disposal of Northwest Operations	2		-		32		162		446
Storm-related insurance proceeds	-		-		(5)		(1)		(6)
Certain other tax items (1)	51		(15)		41		16		160
Income tax effect on above items:
Restructuring costs and other charges	-		(1)		(21)		(23)		(40)
Pension settlement costs	-		-		(14)		(37)		(14)
Reorganization items, net	(2)		(24)		-		(48)		-
Loss on extinguishment of debt	(31)		-		-		(31)		(4)
Goodwill impairment	-		-		-		-		(524)
Loss on disposal of business	(8)		-		-		(44)		-
Storm-related insurance proceeds	-		-		1		-		1
	$220	$2.11	$94	$0.90	$173	$1.66	$721	$6.90	$5,989	$57.55
Adjusted net income (loss) attributable to Frontier common shareholders(2)	$170	$1.63	$109	$1.04	$11	$0.11	$319	$3.05	$78	$0.75

(1)
Includes impact arising from federal research and development credits, changes in certain deferred tax balances, state tax law changes, state filing method change, and the net impact of uncertain tax positions.

(2)	Adjusted net income (loss) attributable to Frontier common shareholders may not sum due to rounding.

SCHEDULE C
Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents Non-GAAP Measures for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company's results. See Schedule G for a reconciliation to the Total Company Results.

	For the three months ended			For the twelve months ended
($ in millions)	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019

Adjusted Operating Expenses

Total operating expenses	$1,418	$1,456	$1,672	$6,130	$12,716

Subtract:
Depreciation and amortization	394	392	420	1,598	1,720
Goodwill impairment	-	-	-	-	5,725
Loss on disposal of Northwest Operations	2	-	32	162	446
Pension/OPEB expense	20	24	19	90	78
Restructuring costs and other charges	-	3	82	87	166
Stock-based compensation expense	-	1	5	3	15
Storm-related insurance proceeds	-	-	(5)	(1)	(6)
Adjusted operating expenses	$1,002	$1,036	$1,119	$4,191	$4,572

SCHEDULE D
Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties to Consolidated Frontier

	For the three months ended
	December 31, 2020			September 30, 2020			December 31, 2019
($ in millions)	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Data and Internet services	$834	$-	$834	$838	$-	$838	$898	$76	$822
Voice services	490	-	490	500	-	500	600	45	555
Video services	181	-	181	186	-	186	233	11	222
Other	101	-	101	103	-	103	120	12	108
Revenue from contracts with customers	1,606	-	1,606	1,627	-	1,627	1,851	144	1,707
Subsidy revenue	89	-	89	99	-	99	91	6	85
Revenue	1,695	-	1,695	1,726	-	1,726	1,942	150	1,792

Operating expenses (3):
Network access expenses	208	-	208	226	-	226	284	11	273
Network related expenses	421	-	421	431	-	431	445	19	426
Selling, general and administrative expenses	393	-	393	404	-	404	458	19	439
Depreciation and amortization	394	-	394	392	-	392	420	-	420
Loss on disposal of Northwest Operations	2	-	2	-	-	-	32	-	32
Restructuring costs and other charges	-	-	-	3	-	3	82	-	82
Total operating expenses	1,418	-	1,418	1,456	-	1,456	1,721	49	1,672

Operating income	277	-	277	270	-	270	221	101	120

Consumer	$857	$-	$857	$859	$-	$859	$1,002	$79	$923
Commercial	749	-	749	768	-	768	849	65	784
Revenue from contracts with customers	1,606	-	1,606	1,627	-	1,627	1,851	144	1,707
Subsidy revenue	89	-	89	99	-	99	91	6	85
Total revenue	$1,695	$-	$1,695	$1,726	$-	$1,726	$1,942	$150	$1,792

	For the twelve months ended
	December 31, 2020			December 31, 2019
	Consolidated	Northwest	Remaining	Consolidated	Northwest	Remaining
($ in millions)	Frontier	Ops (1)	Properties	Frontier	Ops (2)	Properties

Data and Internet services	$3,478	$102	$3,376	$3,756	$310	$3,446
Voice services	2,085	57	2,028	2,500	185	2,315
Video services	789	13	776	1,005	46	959
Other	429	12	417	477	39	438
Revenue from contracts with customers	6,781	184	6,597	7,738	580	7,158
Subsidy revenue	374	8	366	369	25	344
Revenue	7,155	192	6,963	8,107	605	7,502

Operating expenses (3):
Network access expenses	975	14	961	1,247	51	1,196
Network related expenses	1,726	26	1,700	1,810	78	1,732
Selling, general and administrative expenses	1,648	26	1,622	1,804	73	1,731
Depreciation and amortization	1,598	-	1,598	1,780	60	1,720
Goodwill impairment	-	-	-	5,725	-	5,725
Loss on disposal of Northwest Operations	162	-	162	446	-	446
Restructuring costs and other charges	87	-	87	168	2	166
Total operating expenses	6,196	66	6,130	12,980	264	12,716

Operating income (loss)	959	126	833	(4,873)	341	(5,214)

Consumer	$3,586	$102	$3,484	$4,153	$322	$3,831
Commercial	3,195	82	3,113	3,585	258	3,327
Revenue from contracts with customers	6,781	184	6,597	7,738	580	7,158
Subsidy revenue	374	8	366	369	25	344
Total revenue	$7,155	$192	$6,963	$8,107	$605	$7,502

(1)	Amounts represent the financial results of our Northwest Operations for the four month period ended April 30, 2020.
(2)	Amounts represent the financial results of our Northwest Operations for the three and twelve months ended December 31, 2019.
(3)	Operating expenses for Northwest Ops do not include allocated expenses which are included in operating expenses for our Remaining Properties.

SCHEDULE E
Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Operating Data for Remaining Properties  (Excluding Northwest Operations)

	As of or for the three months ended
	December 31, 2020			September 30, 2020			December 31, 2019
	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties
Customers (in thousands)	3,571	N/A	N/A	3,620	N/A	N/A	4,118	N/A	N/A

Consumer customer metrics
Customers (in thousands)	3,264	-	3,264	3,305	-	3,305	3,747	335	3,412
Net customer additions (losses)	(42)	-	(42)	(36)	-	(36)	(64)	(6)	(58)
Average monthly consumer revenue per customer	$87.00	N/A	$87.00	$86.19	N/A	$86.19	$88.40	$77.74	$89.45
Customer monthly churn	1.67%	N/A	1.67%	1.81%	N/A	1.81%	1.93%	1.66%	1.95%

Commercial customer metrics
Customers (in thousands)	307	N/A	N/A	315	N/A	N/A	371	N/A	N/A

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,069	-	3,069	3,119	-	3,119	3,513	302	3,211
Net subscriber additions (losses)	(49)	-	(49)	(23)	-	(23)	(42)	(4)	(38)

Video (excl. DISH) subscriber metrics
Video subscribers - (in thousands)	485	-	485	518	-	518	660	29	631
Net subscriber additions (losses)	(33)	-	(33)	(42)	-	(42)	(38)	(2)	(36)

DISH subscriber metrics
DISH subscribers (in thousands)	134	-	134	139	-	139	173	17	156
Net subscriber additions (losses)	(5)	-	(5)	(5)	-	(5)	(8)	(1)	(7)

Employees	16,200	-	16,200	16,302	-	16,302	18,317	950	17,367

	As of or for the twelve months ended
	December 31, 2020			December 31, 2019
	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties
Customers (in thousands)	3,571	N/A	N/A	4,118	N/A	N/A

Consumer customer metrics
Customers (in thousands)	3,264	-	3,264	3,747	335	3,412
Net customer additions (losses)	(483)	(335)	(148)	(313)	(23)	(290)
Average monthly consumer revenue per customer	$86.65	$76.74	$86.97	$88.70	$77.23	$89.82
Customer monthly churn	1.73%	1.51%	1.74%	2.07%	1.74%	2.11%

Commercial customer metrics
Customers (in thousands)	307	N/A	N/A	371	N/A	N/A

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,069	-	3,069	3,513	302	3,211
Net subscriber additions (losses)	(444)	(302)	(142)	(222)	(16)	(206)

Video (excl. DISH) subscriber metrics
Video subscribers - (in thousands)	485	-	485	660	29	631
Net subscriber additions (losses)	(175)	(29)	(146)	(178)	(9)	(169)

DISH subscriber metrics
DISH subscribers (in thousands)	134	-	134	173	17	156
Net subscriber additions (losses)	(39)	(17)	(22)	(32)	(3)	(29)

Employees	16,200	-	16,200	18,317	950	17,367

SCHEDULE F
Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties to Consolidated Frontier

	For the three months ended
	December 31, 2020			September 30, 2020			December 31, 2019
($ in millions)	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Net income (loss)	$(50)	$-	$(50)	$15	$-	$15	$(162)	$101	$(263)
Add back (subtract):
Income tax expense (benefit)	7	-	7	(11)	-	(11)	(74)	-	(74)
Interest expense	98	-	98	121	-	121	391	-	391
Investment and other loss, net	14	-	14	14	-	14	9	-	9
Pension settlement costs	-	-	-	-	-	-	57	-	57
Loss on extinguishment of debt	72	-	72	-	-	-	-	-	-
Reorganization items, net	136	-	136	131	-	131	-	-	-
Operating income	277	-	277	270	-	270	221	101	120

Depreciation and amortization	394	-	394	392	-	392	420	-	420
EBITDA	671	-	671	662	-	662	641	101	540

Add back:
Pension/OPEB expense	20	-	20	24	-	24	19	-	19
Restructuring costs and other charges	-	-	-	3	-	3	82	-	82
Stock-based compensation expense	-	-	-	1	-	1	5	-	5
Storm-related insurance proceeds	-	-	-	-	-	-	(5)	-	(5)
Loss on disposal of Northwest Operations	2	-	2	-	-	-	32	-	32
Adjusted EBITDA	$693	$-	$693	$690	$-	$690	$774	$101	$673

EBITDA margin	39.6%	N/A	39.6%	38.4%	N/A	38.4%	33.0%	67.3%	30.1%
Adjusted EBITDA margin	40.9%	N/A	40.9%	40.0%	N/A	40.0%	39.9%	67.3%	37.6%

Free Cash Flow
Net cash provided from operating activities	$497	N/A	N/A	$542	N/A	N/A	$405	N/A	N/A
Capital expenditures	(356)	N/A	N/A	(314)	N/A	N/A	(328)	N/A	N/A
Operating free cash flow	$141	N/A	N/A	$228	N/A	N/A	$77	N/A	N/A

	For the twelve months ended
	December 31, 2020			December 31, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Net income (loss)	$(402)	$126	$(528)	$(5,911)	$341	$(6,252)
Add back (subtract):
Income tax benefit	(84)	-	(84)	(611)	-	(611)
Interest expense	762	-	762	1,535	-	1,535
Investment and other loss, net	43	-	43	37	-	37
Pension settlement costs	159	-	159	57	-	57
Loss on extinguishment of debt	72	-	72	20	-	20
Reorganization items, net	409	-	409	-	-	-
Operating income (loss)	959	126	833	(4,873)	341	(5,214)

Depreciation and amortization	1,598	-	1,598	1,780	60	1,720
EBITDA	2,557	126	2,431	(3,093)	401	(3,494)

Add back:
Pension/OPEB expense	90	-	90	78	-	78
Restructuring costs and other charges	87	-	87	168	2	166
Stock-based compensation expense	3	-	3	15	-	15
Storm-related insurance proceeds	(1)	-	(1)	(6)	-	(6)
Goodwill impairment	-	-	-	5,725	-	5,725
Loss on disposal of Northwest Operations	162	-	162	446	-	446
Adjusted EBITDA	$2,898	$126	$2,772	$3,333	$403	$2,930

EBITDA margin	35.7%	65.6%	34.9%	-38.2%	66.3%	-46.6%
Adjusted EBITDA margin	40.5%	65.6%	39.8%	41.1%	66.6%	39.1%

Free Cash Flow
Net cash provided from operating activities	$1,989	N/A	N/A	$1,508	N/A	N/A
Capital expenditures	(1,181)	N/A	N/A	(1,226)	N/A	N/A
Operating free cash flow	$808	N/A	N/A	$282	N/A	N/A

(1)	Amounts represent the financial results of our Northwest Operations for the four month period ended April 30, 2020. Net loss does not include impact of income taxes and interest expense.
(2)	Amounts represent the financial results of our Northwest Operations for the three and twelve months ended December 31, 2019. Net loss does not include the impact of income taxes and interest expense.

SCHEDULE G
Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties to Consolidated Frontier

	For the three months ended
	December 31, 2020			September 30, 2020			December 31, 2019
($ in millions)	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Adjusted Operating Expenses

Total operating expenses (3)	$1,418	$-	$1,418	$1,456	$-	$1,456	$1,721	$49	$1,672

Subtract:
Depreciation and amortization	394	-	394	392	-	392	420	-	420
Loss on disposal of Northwest Operations	2	-	2	-	-	-	32	-	32
Pension/OPEB expense	20	-	20	24	-	24	19	-	19
Restructuring costs and other charges	-	-	-	3	-	3	82	-	82
Stock-based compensation expense	-	-	-	1	-	1	5	-	5
Storm-related insurance proceeds	-	-	-	-	-	-	(5)	-	(5)
Adjusted operating expenses	$1,002	$-	$1,002	$1,036	$-	$1,036	$1,168	$49	$1,119

	For the twelve months ended
	December 31, 2020			December 31, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Adjusted Operating Expenses

Total operating expenses (3)	$6,196	$66	$6,130	$12,980	$264	$12,716

Subtract:
Depreciation and amortization	1,598	-	1,598	1,780	60	1,720
Goodwill impairment	-	-	-	5,725	-	5,725
Loss on disposal of Northwest Operations	162	-	162	446	-	446
Pension/OPEB expense	90	-	90	78	-	78
Restructuring costs and other charges	87	-	87	168	2	166
Stock-based compensation expense	3	-	3	15	-	15
Storm-related insurance proceeds	(1)	-	(1)	(6)	-	(6)
Adjusted operating expenses	$4,257	$66	$4,191	$4,774	$202	$4,572

(1)	Amounts represent the financial results of our Northwest Operations for the four month period ended April 30, 2020.
(2)	Amounts represent the financial results of our Northwest Operations for the three and twelve months ended December 31, 2019.
(3)	Operating expenses for Northwest Ops do not include allocated expenses which are included in operating expenses for our Remaining Properties.